The Diplomat Fund
SCHEDULE OF INVESTMENTS
As of July 31, 2024 (Unaudited)

Principal Amount		Value
	U.S. TREASURY NOTES — 97.2%
	United States Treasury Note
$2,725,100	3.875%, 8/15/2033[1]	$2,689,333
676,000	4.500%, 11/15/2033	699,237
7,330,000	4.000%, 2/15/2034	7,299,075
	TOTAL U.S. TREASURY NOTES
	(Cost $10,516,501)	10,687,645

Number of Shares
	SHORT-TERM INVESTMENTS — 0.2%
19,085	Fidelity Investments Money Market Government Portfolio - Class I 5.142%[2]	19,085
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $19,085)	19,085
	TOTAL INVESTMENTS — 97.4%
	(Cost $10,535,586)	10,706,730
	Other Assets in Excess of Liabilities — 2.6%	283,721
	TOTAL NET ASSETS — 100.0%	$10,990,451

[1] All or a portion of this security is segregated as collateral for initial futures margin. The market value of the securities pledged as collateral was $320,734, which represents 2.9% of total net assets of the Fund.
[2] The rate is the annualized seven-day yield at period end.